INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense of intangible assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Amortization expense of intangible assets
2023	¥ 177,022	$ 25,666
2024	172,096	24,952
2025	166,308	24,112
2026	162,686	23,587
2027 and thereafter	329,908	47,832
Intangible assets, net	¥ 1,008,020	$ 146,149	¥ 1,169,767